UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2013

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Investor Class (SEEDX)
Institutional Class (SEDEX)

ANNUAL REPORT
December 31, 2013

Oakseed Opportunity Fund
a series of the Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	7
Schedules of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	25
Supplemental Information	26
Expense Example	29

This report and the financial statements contained herein are provided for the general information of the shareholders of the Oakseed Opportunity Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.oakseedfunds.com

Oakseed Funds P.O. Box 2175 Milwaukee, Wisconsin 53201-2175 www.oakseedfunds.com

Dear Fellow Shareholders,

For the 12 months ended December 31, 2013, the Oakseed Opportunity Fund’s Investor Class returned 24.47% and the Institutional Class gained 24.86% while the S&P 500 Index (with dividends) increased 32.39%. While a 20% or greater absolute return is usually a satisfactory result, we are acutely aware of our relative underperformance versus the benchmark S&P 500 index. In evaluating fund returns, we believe both absolute and relative returns matter. After all, if the best investors in the world were to have the exact same track records but instead lagged their benchmarks rather than beat them, they would certainly not be viewed as the best investors anymore. Although most fund managers, ourselves included, prefer to be evaluated using a time frame longer than one year, and ideally over a full market cycle, we know our ultimate goal is to both minimize capital loss as well as provide competitive returns, i.e. outperform peer funds and benchmarks, a goal we did not achieve in 2013.

Our relative underperformance can be substantially attributed to three factors. First, as mentioned in the Fund’s Semi Annual Report, on the first day of trading, January 2, 2013, the S&P 500 recorded a 2.54% gain while the Fund’s NAV’s price was unchanged due to our initial trades being booked the following day. This first day event accounted for approximately one-third of the Fund’s relative underperformance for the entire year. Second, with cash inflows relatively strong we chose to dollar cost average into various portfolio securities by investing cash gradually over time, being more active on days when certain stocks were down. While we are confident this approach will serve the Fund well over time, the incidental higher than normal cash balance throughout the year penalized relative results as the benchmark continued to move higher. Undoubtedly, we would have more quickly deployed cash had overall markets and our own securities not appreciated as much and as rapidly. Finally, the Fund incurred its largest lost of the year, approximately $577,000, on its investment against the Russell 2000 (small capitalization) Index. Throughout 2013 we maintained a 2% to 3.5% position against this Index, used as potential portfolio insurance particularly from the perspective of hedging the Fund’s small capitalization stock holdings throughout the year. While we did realize approximately $429,000 of losses from this investment to minimize taxable distributions made in December 2013, we continue to maintain this position to hedge the portfolio’s exposure, again specifically when viewed in the context of the Fund’s small capitalization investments.

By contrast, the largest dollar contribution for the Fund came from internet content and applications provider Yahoo (YHOO) which recorded an approximate $1.8 million gain for the year, and a 70% gain from the stock’s average cost at year end. Yahoo exemplified an ideal investment for us as the Fund’s advisor: limited potential capital loss due to low expectations and low valuation combined with several distinct possibilities to realize potentially higher returns, none of which we believed were reflected in the company’s stock price of $18.77 when we first investigated Yahoo in late 2012. Wall Street’s frustration with Yahoo’s lack of direction, four CEOs in five years, a missed opportunity to sell the company to Microsoft (MSFT) in 2008 for $31 per share, and a largely dysfunctional board was reflected in a multiple of 12.6x 2013 consensus earnings per share of $1.50; historically one of Yahoo’s lowest forward price to earnings multiples. Yet, upon closer analysis Yahoo was trading at an even lower valuation given its holdings in two other internet companies: a 35% stake in publicly traded Yahoo Japan and a 24% investment in privately held Chinese company Alibaba. The combined estimated valuation of both these companies at that time was approximately $15 per Yahoo share, with Alibaba appraised at an estimated $40 billion, implying Yahoo’s core business was being valued at just $3.77 or 3x 2013 consensus cash flow from its core business.

Oakseed Funds P.O. Box 2175 Milwaukee, Wisconsin 53201-2175 www.oakseedfunds.com

Importantly, the appeal to such an investment is not only the level of misunderstood valuation, but also the under appreciated number of plausible ways for success. With Yahoo we had three distinct possibilities to realize a potentially much higher stock price: (1) a turnaround in its core operations led by a new, highly regarded CEO, Marissa Mayer, in addition to an activist investor with a board seat, Dan Loeb of Third Point, and a new Chairman, Fred Amoroso who we knew well from a prior investment; (2) an increase in the value of publicly traded Yahoo Japan; and (3) an increase in the value of privately held Alibaba.

Notably, options (2) and (3) added significant value to Yahoo during the course of 2013 and the stock price closed at $40.44 per share at year-end. Yahoo Japan finished 2013 with a 112% return in yen (74% in U.S. dollar). Alibaba, which is viewed as the Chinese equivalent of Amazon and e-Bay rolled into one, was significantly revalued as the company posted greater than 70% revenue growth and a tripling in profitability year over year. Various Wall Street analysts pegged Alibaba’s valuation between $100 billion to as much as $200 billion throughout the course of the year, and with its torrid growth, the company may meet or exceed the upper end of that range when its expected initial public offering occurs in 2014. If Yahoo Japan’s valuation remained unchanged from year end 2013,  and if Alibaba were valued at $150 billion, the market value attributed to Yahoo’s core business (backing out cash and tax considerations) would be $10.50 per share, or roughly 6x cash flow. While this estimated multiple is much more reasonable than the 3x multiple at the start of 2013, we believe it still reflects very little improvement in Yahoo’s core business. Turnarounds require patience as they almost always take longer than both management teams and investors expect. At the current value we believe there is potentially much more upside should Marissa Mayer and her team deliver improved results.

Oakseed Funds P.O. Box 2175 Milwaukee, Wisconsin 53201-2175 www.oakseedfunds.com

As one might expect in a strong stock market, winners outnumbered losers by a large margin in 2013 and the Fund had a relatively small number of stocks posting modest losses. That notwithstanding, the Fund’s next largest loss after the previously mentioned investment against the Russell 2000 Index was Potash Corporation (POT), one of the largest fertilizer companies in the world. We realized a $378,000 loss on Potash in 2013 to offset taxable gains, but maintained a 2% position in the Fund via new purchases at lower prices creating an unrealized profit of $135,000 as of December 31, 2013.

Potash participates in the global fertilizer market primarily selling potash, phosphate and nitrogen. The industry enjoys consistent demand from both developed and emerging market countries due to steady population growth and increasing consumption of agricultural based foods. Historically, the suppliers in the market enjoyed regional oligopoly characteristics, with Potash, Agrium (AGU) and Mosaic (MOS), another Fund investment in 2013, forming a North American marketing organization, Canpotex, and Russia’s Uralkali and Belarus’s Belaruskali comprising Belarus Potash Company (BPC). Together, Canpotex and BPC accounted for 70% of the global potash market and enjoyed a “price over volume” strategy for several years.

All that changed on July 30, 2013 when Uralkali declared their union with Belaruskali over and effectively dissolved the BPC. Driven by political reasons and accusations of Belaruskali cheating via price cuts, Uralkali immediately stated they would pursue a “volume over price” strategy and predicted potash prices would rapidly decline from $400 per ton to $300 per ton. Accordingly, both Potash’s and Mosaic’s stock prices fell approximately 23% on the day.

We clearly made a mistake in our analysis as history has proven most oligopolies are ultimately unsuccessful as the incentives to cheat are too difficult to ignore over time. However, our practice whenever a portfolio investment suffers a large loss is to reassess the situation as if it were a de novo investment. Looking at the stock prices of both Potash and Mosaic, we believed that downside was limited given low expectations and valuation. Moreover, within every dark cloud we look for possible silver linings being given away for free. In this instance, longer term, the removal of further competitive production is a near certainty as potential competitors no longer have the required rate of return on investment for large scale manufacturing projects with potash prices at $300 per ton. In addition, we believed the possibility of BPC to eventually come to terms in future years was not reflected in the valuation of either Potash or Mosaic. Therefore, while the risk-reward profile of our investments in both companies undoubtedly changed, we still felt that an appropriately sized investment was merited due to potential value creation being unappreciated and mispriced. The net effect of our analysis resulted in realizing all losses in both names for tax considerations while maintaining our investment in Potash as we head into 2014. As mentioned, our current investment in Potash at year-end 2013 stood at approximately 2% of the Fund with an unrealized gain of $135,000, an increase of 7% from the stock’s average cost.

Oakseed Funds P.O. Box 2175 Milwaukee, Wisconsin 53201-2175 www.oakseedfunds.com

Yahoo and Potash were holdings during the entire year as they were both purchased on the first day of Fund operations. Throughout 2013, we did sell other securities due to price appreciation or tax loss selling, and found several new ideas since our June 30, 2013 Semi Annual Report.  As a reminder, Oakseed is an opportunity fund, meaning we are agnostic regarding traditional categories of small, mid, and large capitalization stocks, domestic versus international, or value versus growth, and will pursue the most attractive risk-reward investments wherever we can find them. Such asset classes, while correlated to some degree, have historically under- or outperformed each other on a relative basis in cyclical fashion. When one group is trading at a discount relative to the other, you can expect that we will most likely be looking there for future investments. Therefore, at inception our bias has been towards larger capitalization stocks that generally have traded at lower valuations than smaller company stocks. But a relatively richly valued group can still offer individual securities with compelling risk-reward opportunities. While small and midcap stocks have traded at a premium valuation to their larger cap counterparts for some time now, we initiated new positions in several attractively valued small to medium sized companies including: Oaktree Capital (OAK), an alternative asset manager with a $2.3 billion market capitalization, Chambers Street Properties (CSG) a $1.8 billion market capitalization warehouse real estate investment trust (“REIT”), and Covanta Holding (CVA), a $2.3 billion market capitalization waste to energy enterprise. Dividend yields for these three new security investments have ranged from 3% to over 6% and all trade at low multiples of earnings or cash flow. All three securities are a top 10 holding as of December 31, 2013 and we are excited about their prospects going into 2014 and beyond.

To be clear, when we say we are agnostic as to whether a stock is deemed a value or growth stock, we do not mean to imply we disregard value investing. Quite the contrary, our approach to investing starts and ends with buying undervalued securities and selling them when fully valued. But we do not believe a low price relative to earnings or cash flow in and of itself means a stock is undervalued. Conversely, a higher than average price multiple does not necessarily mean a stock is fully valued. To illustrate this point, consider a hypothetical investment that pays a $1 annual cash flow payment as an annuity (the payment continues forever in perpetuity). The calculation of fair value is trivial: $1 divided by the prevailing long-term risk free rate. For the sake of simplicity, if the long term Treasury bond were yielding 10%, then this annuity would be fairly valued at:

$1 / 0.10 = $10

Oakseed Funds P.O. Box 2175 Milwaukee, Wisconsin 53201-2175 www.oakseedfunds.com

Now, let’s say the hypothetical $1 grows every year by 5% such that next year $1.05 is received, the year after $1.1025 and so on. The math for a growing annuity is also simple: The initial $1 payment divided by the risk free rate less the growth rate. Thus, in our example the fair value of a $1 payment growing 5% every year in perpetuity is:

$1 / (0.10 – 0.05) = $20

$20 for this growing investment versus $10 for our no-growth investment…5% growth is worth twice as much! When growth actually happens, it confers tremendous value to the investor. The difficulty of course is being right on our estimate of growth since no company can grow in a linear fashion without a hiccup (or two) along the way. But if a “cheap” value stock is selling at fair value, say $10 in our example, while our $20 fair value growth stock is selling at $15, we would prefer the growth stock all day.

We believe this process is a coherent, common sense approach to valuation and investing. Quite simply, we would much rather buy a Rolls Royce with a fair market value of $500,000 if we can purchase it at $250,000 than buy a Chevrolet at $25,000 with no discount. On the other hand, many times you can get a better deal buying the Chevy, so we have no prejudice in purchasing less glamorous merchandise (or stocks). As we often remind each other, investing is not about buying “great businesses” per se, it is about identifying mispriced opportunities to maximize potential profits in the safest way possible.

Closing
We look toward 2014 with an optimistic, but cautious eye. Global equity markets have performed well over the past several years and valuations in general appear fair, not cheap, although not excessive either. But calling the market’s many turns has never been a profitable pursuit with any degree of consistency and our focus and enjoyment remains the same: researching individual securities and profiting from opportunities while minimizing risk. We both have continued to increase our investment in the Fund and maintain our goal to become the Fund’s largest shareholders over time. We thank you for giving us the opportunity to manage your investment along with ours and look forward to reporting our future results.

Sincerely,

Greg Jackson	John Park

Oakseed Funds P.O. Box 2175 Milwaukee, Wisconsin 53201-2175 www.oakseedfunds.com

IMPORTANT INFORMATION

An investment in the Oakseed Opportunity Fund is subject to risks, including possible loss of principal. The Fund risks include, but are not limited to: equity securities risk, exchange traded funds risk, management risk, market risk, preferred stock risk, value-oriented investment strategy risk, and warrant risk. Foreign investment risk, where the prices of foreign securities may be more volatile than the securities of U.S. companies, includes economic social conditions, political developments and the regulatory environment, plus be more sensitive to changes in interest or exchange rates. Small & mid-cap company risk exists; the securities of such companies may be subject to more abrupt or erratic market movements than larger companies. Options risk, when the Fund’s options positions may fluctuate to a greater degree than the securities they track, and there is the risk when selling put options that the value of underlying security could decrease and the put could be exercised, obligating the seller of the put to buy the security at a higher price than the prevailing market price. The Fund has limited performance history and is also subject to new fund risk. A full description of Fund risks is in the prospectus.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe and is a subset of the Russell 3000 Index. One cannot invest directly in an index.

The views in this report were those of the Co-Portfolio Fund Managers as of December 31, 2013, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

Oakseed Opportunity Fund
FUND PERFORMANCE at December 31, 2013 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the S&P 500® Index.  Results include the reinvestment of all dividends and capital gains.

The S&P 500® Index is a market weighted index composed of 500 large capitalization companies.

This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and not available for investment.

Average Annual Total Returns as of December 31, 2013
	6 Months	Since Inception (12/31/12)
Oakseed Opportunity Fund – Institutional Class	11.88%	24.86%
Oakseed Opportunity Fund – Investor Class	11.73%	24.47%
S&P 500® Index	16.31%	32.39%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 446-4460.

Gross and net expense ratios for the Institutional Class shares are 1.84% and 1.16%, respectively, and for the Investor Class shares are 2.09% and 1.41% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses.  In the absence of such waivers, the Fund’s returns would have been lower.  The contractual fee waivers are in effect until April 30, 2014.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Oakseed Opportunity Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2013

Number of Shares		Value

	COMMON STOCKS – 77.0%
	AGRICULTURAL CHEMICALS – 1.9%
63,000	Potash Corp. of Saskatchewan, Inc.	$2,076,480

	BROADCAST SERVICES/PROGRAMS – 1.9%
25,000	Scripps Networks Interactive, Inc. - Class A	2,160,250

	CABLE TV – 4.1%
36,000	Comcast Corp.	1,795,680
41,000	DIRECTV*	2,832,690
		4,628,370
	CELLULAR TELECOM – 2.3%
56,000	Rogers Communications, Inc.	2,534,000

	COMPUTERS – 4.0%
7,900	Apple, Inc.	4,432,769

	DIVERSIFIED OPERATION – 4.1%
160,000	Leucadia National Corp.2	4,534,400

	E-COMMERCE/PRODUCTS – 1.1%
215,000	Vitacost.com, Inc.*	1,244,850

	ENTERPRISE SOFTWARE/SERVICE – 3.0%
88,000	Oracle Corp.	3,366,880

	FINANCE-INVESTMENT BANKER/BROKER – 1.3%
30,000	LPL Financial Holdings, Inc.	1,410,900

	INVESTMENT COMPANIES – 5.3%
100,159	Oaktree Capital Group LLC	5,893,355

	MEDICAL-DRUGS – 7.1%
69,000	AbbVie, Inc.2	3,643,890
25,700	Anacor Pharmaceuticals, Inc.*	431,246
72,000	GlaxoSmithKline PLC - ADR	3,844,080
		7,919,216
	MEDICAL-GENERIC DRUGS – 5.1%
141,000	Teva Pharmaceutical Industries Ltd. - ADR	5,651,280

	MULTI-LINE INSURANCE – 4.0%
28,000	American International Group, Inc.	1,429,400
62,000	Loews Corp.2	2,990,880
		4,420,280
	NON-HAZARDOUS WASTE DISPOSAL – 3.9%
246,500	Covanta Holding Corp.	4,375,375

	OIL & GAS DRILLING – 1.9%
38,000	Diamond Offshore Drilling, Inc.	2,162,960

	OIL-FIELD SERVICES – 2.0%
43,000	Halliburton Co.	2,182,250

	PHARMACY SERVICES – 2.5%
40,000	Express Scripts Holding Co.*,2	2,809,600

Oakseed Opportunity Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	PIPELINES – 1.0%
46,000	Boardwalk Pipeline Partners LP	$1,173,920

	RETAIL-APPAREL/SHOES – 4.0%
36,000	Coach, Inc.	2,020,680
33,000	Ross Stores, Inc.	2,472,690
		4,493,370
	SCHOOLS – 2.4%
79,100	ITT Educational Services, Inc.*	2,656,178

	SEMICON COMPONENTS-INTEGRATED CIRCUITS – 2.2%
32,500	QUALCOMM, Inc.	2,413,125

	SUPER-REGIONAL BANKS-U.S. – 1.9%
27,000	Capital One Financial Corp.	2,068,470

	TRANSPORT-SERVICES – 1.5%
39,000	Expeditors International of Washington, Inc.	1,725,750

	WEB HOSTING/DESIGN – 2.0%
12,500	Equinix, Inc.*	2,218,125

	WEB PORTALS/ISP – 4.0%
110,000	Yahoo!, Inc.*	4,448,400

	WIRELESS EQUIPMENT – 2.5%
31,000	SBA Communications Corp.*	2,785,040

	TOTAL COMMON STOCKS (Cost $74,385,248)	85,785,593

	EXCHANGE-TRADED FUNDS – 3.3%
220,000	ProShares Short Russell 2000*	3,715,800

	TOTAL EXCHANGE-TRADED FUNDS (Cost $3,863,137)	3,715,800

	REAL ESTATE INVESTMENT TRUSTS – 8.9%
	DIVERSIFIED – 2.2%
52,000	Plum Creek Timber Co., Inc. - REIT	2,418,520

	HEALTH CARE – 2.3%
265,000	Healthcare Trust of America, Inc. - Class A - REIT	2,607,600

	WAREHOUSE/INDUSTRIES – 4.4%
639,000	Chambers Street Properties - REIT	4,888,350

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $10,043,279)	9,914,470

Principal Amount

	SHORT-TERM INVESTMENTS – 10.3%
$11,451,789	UMB Money Market Fiduciary, 0.01%1	11,451,789

	TOTAL SHORT-TERM INVESTMENTS (Cost $11,451,789)	11,451,789

Oakseed Opportunity Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2013

TOTAL INVESTMENTS – 99.5% (Cost $99,743,453)	$110,867,652
Other assets in excess of liabilities – 0.5%	516,414

TOTAL NET ASSETS – 100.0%	$111,384,066

Number of Contracts		Value

	SECURITIES SOLD SHORT – (0.1)%
	WRITTEN OPTIONS CONTRACTS – (0.1)%
	CALL OPTIONS – (0.1)%
	QUALCOMM, Inc.
(325)	Exercise Price: $75, Expiration Date: February 22, 2014*	$(62,075)

	PUT OPTIONS – 0.0%
	ITT Educational Services, Inc.
(500)	Exercise Price: $13, Expiration Date: January 18, 2014*	(4,000)
	The Walt Disney Company
(263)	Exercise Price: $58, Expiration Date: January 18, 2014*	(526)
		(4,526)
		(66,601)
	TOTAL SECURITIES SOLD SHORT (Cost $179,148)	$(66,601)

ADR – American Depository Receipt
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.
2	All or a portion of this security is segregated as collateral for written options contracts.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
SUMMARY OF INVESTMENTS
As of December 31, 2013

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Medical-Drugs	7.1%
Investment Companies	5.3%
Medical-Generic Drugs	5.1%
Cable TV	4.1%
Diversified Operation	4.1%
Retail-Apparel/Shoes	4.0%
Web Portals/ISP	4.0%
Computers	4.0%
Multi-line Insurance	4.0%
Non-hazardous Waste Disposal	3.9%
Enterprise Software/Service	3.0%
Pharmacy Services	2.5%
Wireless Equipment	2.5%
Schools	2.4%
Cellular Telecom	2.3%
Semicon Components-Integrated Circuits	2.2%
Web Hosting/Design	2.0%
Oil-Field Services	2.0%
Oil & Gas Drilling	1.9%
Broadcast Services/Programs	1.9%
Agricultural Chemicals	1.9%
Super-Regional Banks-U.S.	1.9%
Transport-Services	1.5%
Finance-Investment Banker/Broker	1.3%
E-Commerce/Products	1.1%
Pipelines	1.0%
Total Common Stocks	77.0%
Exchange-Traded Funds	3.3%
Short-Term Investments	10.3%
Real Estate Investment Trusts
REITS-Warehouse/Industries	4.4%
REITS-Health Care	2.3%
REITS-Diversified	2.2%
Total Real Estate Investment Trusts	8.9%
Total Investments	99.5%
Other assets in excess of liabilities	0.5%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2013

Assets:
Investments, at value (cost $99,743,453)	$110,867,652
Cash deposited with broker	492,130
Receivables:
Fund shares sold	205,818
Dividends and interest	174,095
Prepaid expenses	27,686
Total assets	111,767,381

Liabilities:
Written option contracts, at value (proceeds $179,148)	66,601
Payables:
Investment securities purchased	124,717
Fund shares redeemed	73,881
Advisory fees	61,668
Distribution fees - Investor Class (Note 6)	5,799
Auditing fees	14,001
Administration fees	11,152
Transfer agent fees and expenses	7,823
Fund accounting fees	6,444
Custody fees	2,163
Legal fees	424
Chief Compliance Officer fees	397
Trustees' fees and expenses	183
Accrued other expenses	8,062
Total liabilities	383,315

Net Assets	$111,384,066

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$99,689,391
Accumulated net investment income	27,329
Accumulated net realized gain on investments, securities sold short, purchased and
written options contracts	430,600
Net unrealized appreciation on:
Investments	11,124,199
Written options contracts	112,547
Net Assets	$111,384,066

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$34,902,161
Shares of benficial interest issued and outstanding	2,822,020
Redemption price	$12.37

Institutional Class Shares:
Net assets applicable to shares outstanding	$76,481,905
Shares of benficial interest issued and outstanding	6,174,141
Redemption price	$12.39

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $30,393)	$1,108,240
Interest	895
Total investment income	1,109,135

Expenses:
Advisory fees	535,392
Administration fees	71,679
Fund accounting fees	48,716
Transfer agent fees and expenses	46,599
Registration fees	36,416
Offering costs	36,256
Distribution fees - Investor Class (Note 6)	31,515
Auditing fees	16,002
Custody fees	14,806
Miscellaneous fees	13,148
Chief Compliance Officer fees	10,708
Legal fees	8,501
Shareholder reporting fees	5,638
Trustees' fees and expenses	4,501
Interest expense	3,626
Insurance fees	1,201
Total expenses	884,704
Advisory fees waived	(201,425)
Net expenses	683,279
Net investment income	425,856

Realized and Unrealized Gain on Investments, Securities Sold Short, Purchased
and Written Options Contracts:
Net realized gain (loss) on:
Investments	428,904
Securities sold short	(13,452)
Purchased options contracts	197,444
Written options contracts	55,447
Net realized gain	668,343
Net change in unrealized appreciation/depreciation on:
Investments	11,124,199
Written options contracts	112,547
Net change in unrealized appreciation/depreciation	11,236,746
Net realized and unrealized gain on investments, purchased
options contracts, and written options contracts	11,905,089

Net Increase in Net Assets from Operations	$12,330,945

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2013	For the Period Ended December 31, 2012*
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$425,856	$-
Net realized gain on investments, securities sold short, purchased and
written options contracts	668,343	-
Net change in unrealized appreciation/depreciation on investments
and written options contracts	11,236,746	-
Net increase (decrease) in net assets resulting from operations	12,330,945	-

Distributions to Shareholders:
From net investment income:
Investor Class	(45,528)	-
Institutional Class	(290,669)	-
From net realized gain
Investor Class	(69,377)	-
Institutional Class	(268,156)	-
Total distributions to shareholders	(673,730)	-

Capital Transactions:
Net proceeds from shares sold:
Investor Class	37,980,530	20,000
Institutional Class	65,049,354	2,980,000
Reinvestment of distributions:
Investor Class	104,971	-
Institutional Class	544,380	-
Cost of shares redeemed:
Investor Class	(5,749,666)	-
Institutional Class	(1,202,718)	-
Net increase in net assets from capital transactions	96,726,851	3,000,000

Total increase in net assets	108,384,066	3,000,000

Net Assets:
Beginning of period	3,000,000	-
End of period	$111,384,066	$3,000,000

Accumulated net investment income	$27,329	$-

Capital Share Transactions:
Shares sold:
Investor Class	3,297,407	2,000
Institutional Class	5,936,514	298,000
Shares reinvested:
Investor Class	8,647	-
Institutional Class	44,768	-
Shares redeemed:
Investor Class	(486,034)	-
Institutional Class	(105,141)	-
Net increase in capital share transactions	8,696,161	300,000

*	The Fund commenced operations on December 31, 2012.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2013	For the Period Ended December 31, 2012*
Net asset value, beginning of period	$10.00	$10.00
Income from Investment Operations:
Net investment loss1	0.07	-
Net realized and unrealized gain on investments	2.38	-
Total from investment operations	2.45	-

Less Distributions:
From net investment income	(0.03)	-
From net realized gain	(0.05)	-
Total distributions	(0.08)

Net asset value, end of period	$12.37	$10.00

Total return2	24.47%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$34,902	$20

Ratio of expenses to average net assets:
Before fees waived	1.77%	-
After fees waived	1.41%	-
Ratio of expenses to average net assets (excluding interest expense):
Before fees waived	1.76%	-
After fees waived	1.40%	-

Ratio of net investment income to average net assets:
Before fees waived	0.19%	-
After fees waived	0.55%	-
Ratio of net investment income to average net assets (excluding interest expense):
Before fees waived	0.20%	-
After fees waived	0.56%	-

Portfolio turnover rate	71%	-

*	The Fund commenced operations on December 31, 2012.
1	Based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2013	For the Period Ended December 31, 2012*
Net asset value, beginning of period	$10.00	$10.00
Income from Investment Operations:
Net investment income1	0.09	-
Net realized and unrealized loss on investments	2.40	-
Total from investment operations	2.49	-

Less Distributions:
From net investment income	(0.05)	-
From net realized gain	(0.05)	-
Total distributions	(0.10)	-

Net asset value, end of period	$12.39	$10.00

Total return2	24.86%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$76,482	$2,980

Ratio of expenses to average net assets:
Before fees waived	1.52%	-
After fees waived	1.16%	-
Ratio of expenses to average net assets (excluding interest expense):
Before fees waived	1.51%	-
After fees waived	1.15%	-

Ratio of net investment income to average net assets:
Before fees waived	0.44%	-
After fees waived	0.80%	-
Ratio of net investment income to average net assets (excluding interest expense):
Before fees waived	0.45%	-
After fees waived	0.81%	-

Portfolio turnover rate	71%	-

*	The Fund commenced operations on December 31, 2012.
1	Based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2013

Note 1 – Organization
Oakseed Opportunity Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund seeks to achieve long-term capital appreciation.  The Fund commenced investment operations on December 31, 2012, with two classes of shares, Investor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk.  When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased.  Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses.  The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.  The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

Transactions in option contracts written for the year ended December 31, 2013 were as follows:

	Number of Contracts	Premiums Received
Outstanding at January 1, 2013	-	$-
Options written	1,771	322,334
Options terminated in closing purchasing transactions	(683)	(143,186)
Options expired	-	-
Options exercised	-	-
Outstanding at December 31, 2013	1,088	$179,148

(c) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution fees which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $36,256, which were amortized over a one-year period from December 31, 2012 (commencement of operations).

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the year ended December 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Jackson Park Capital, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.95% of the Fund’s average daily net assets up to $1 billion and 0.85% of the Fund’s average daily net assets in excess of $1 billion.  Effective December 31, 2012, the Advisor has contractually agreed to waive its fee and, if necessary, to waive other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to 1.40% and 1.15% of the Fund’s average daily net assets for Investor Class Shares and Institutional Class Shares, respectively until April 30, 2014.

For the year ended December 31, 2013, the Advisor waived $201,425 of its advisory fees.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At December 31, 2013, the amount of these potentially recoverable expenses was $201,425.  The Advisor may recapture all or a portion of this amount no later than December 31, 2016.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator.  UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended December 31, 2013, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2013, are reported on the Statement of Operations.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

Note 4 – Federal Income Taxes
At December 31, 2013, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$99,782,690

Gross unrealized appreciation	$11,810,344
Gross unrealized depreciation	(725,382)

Net unrealized appreciation on investments	$11,084,962

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2013, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (37,460)	$ (62,330)	$ 99,790

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$495,900
Undistributed long-term capital gains	1,266
Tax accumulated earnings	497,166

Accumulated capital and other losses	-
Net unrealized appreciation on investments	11,084,962
Net unrealized appreciation on short securities	112,547
Total accumulated earnings	$11,694,675

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.  Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

Distributions paid from:
Ordinary income	$673,730
Long-term capital gains	-
Total distributions paid	$673,730

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

Note 5 – Investment Transactions
For the year ended December 31, 2013, purchases and sales of investments, excluding short-term investments, were $121,423,263 and $33,560,503, respectively.

Note 6 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to Investor Class, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. The Institutional Class does not pay any distribution fees.

For the year ended December 31, 2013, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3	Total
Assets
Investments
Common Stocks*	$85,785,593	$-	$-	$85,785,593
Exchange-Traded Funds	3,715,800	-	-	3,715,800
REITS	9,914,470	-	-	9,914,470
Short-Term Investments	11,451,789	-	-	11,451,789
Total Assets	$110,867,652	$-	$-	$110,867,652

Liabilities
Written Options Contracts	$62,601	$-	$4,000	$66,601

*All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**The Fund did not hold any Level 2 securities at period end.

Transfers are recognized at the end of the reporting period.

The following is a reconciliation of Level 3 liabilities for the Fund, which significant unobservable inputs were used to determine fair value:

Investments, at Value
Balance as of 12/31/12	$-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(74,223)
Options written	78,223
Transfers in and/or out of Level 3	-
Balance as of 12/31/13	$4,000

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2013:

Impact to
Valuation
	Fair Value			from an
	December 31,	Valuation	Unobservable	increase in
	2013	Methodologies	Input(1)	Input(2)
Written Options Contracts	$ 4,000	Fair Value Pricing	discount for lack of marketability	decrease

(1)
The investment advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.  The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

(2)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 9 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts during the year ended December 31, 2013.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of December 31, 2013 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
	Purchased options contracts, at value	$-	Written options contracts, at value	$66,601
Total		$-		$66,601

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2013

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$197,444	$55,447	$252,891
Total	$197,444	$55,447	$252,891

	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$-	$112,547	$112,547
Total	$-	$112,547	$112,547

Note 10 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

The Fund’s Statement of Assets and Liabilities (“SAL”) presents derivative instruments on a gross basis, therefore there are no net amounts and no offset amounts within the SAL to present below.  Gross amounts of the derivative instruments, amounts related to financial instruments/cash collateral not offset in the SAL and net amounts are presented below:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description/Financial Instrument	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral	Net Amount
Written options contracts, at value - liability	66,601	-	(66,601)	-

Total collateral amount presented in the Statement of Assets and Liabilities is $492,130, resulting in an overcollaterization of $425,529 on the derivative instrument.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust
and the Shareholders of Oakseed Opportunity Fund

We have audited the accompanying statement of assets and liabilities of the Oakseed Opportunity Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the one day period ended December 31, 2012.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oakseed Opportunity Fund as of December 31, 2013, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and the one day period ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2014

Oakseed Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income
For the year ended December 31, 2013, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction
For the year ended December 31, 2013, 93.37% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 446-4460 or on the Fund’s website at www.oakseedfunds.com.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	71	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	71	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA.	71	None

Oakseed Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organization (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	71	Investment Managers Series Trust II, a registered investment company
Eric M. Banhazl b † (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	71	Investment Managers Series Trust II, a registered investment company
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Maureen Quill a (born 1963) Vice President	Since December 2013	Executive Vice President, UMB Fund Services, Inc. (1996 – present).	N/A	N/A

Oakseed Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cipperman b (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Oakseed Opportunity Fund
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 7/1/13 to 12/31/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/13	12/31/13	7/1/13 – 12/31/13
Investor Class	Actual Performance	$1,000.00	$1,114.80	$7.54
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.07	7.20
Institutional Class	Actual Performance	1,000.00	1,116.00	6.23
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.32	5.95

*
Expenses are equal to the Fund’s annualized expense ratio of 1.41% and 1.16% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Oakseed Opportunity Fund
a series of the Investment Managers Series Trust

Investment Advisor
Jackson Park Capital, LLC
175 West Canyon Crest Road, Suite 202
Alpine, Utah 84004

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Oakseed Opportunity Fund-Investor Class	SEEDX	46141P 107
Oakseed Opportunity Fund-Institutional Class	SEDEX	46141P 206

Privacy Principles of the Oakseed Opportunity Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information.  The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Oakseed Opportunity Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 446-4460, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 446-4460, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 446-4460.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Oakseed Opportunity Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free:  (888) 446-4460

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-446-4460.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2013	FYE 12/31/2012
Audit Fees	$14,250	$1,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2013	FYE 12/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2013	FYE 12/31/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	3/10/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	3/10/14

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	3/10/14